Organization and Description of Business	9 Months Ended
Sep. 30, 2017
Yangshuo County Xing Yuan Lead-Zinc Mine Co., Ltd. [Member]
Organization and Description of Business

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Yangshuo County Xing Yuan Lead-Zinc Mine Co., Ltd. (“Yangshuo”) was incorporated on January 22, 1996 under the laws of the People’s Republic of China. Yangshuo primarily engages in lead, zinc and copper mining ore and generates revenue through the sales of processed lead, zinc and copper to customers primarily in Guangxi province. It is located in Xingping Town, the junction of Yangshuo, Gongcheng and Lingchuan. Yangshuo is a joint-stock enterprise established in the former State-owned Yangshuo County Lead-Zinc Mine and there are approximately 50 shareholders.

Yangshuo has a long history of lead, zinc and copper mining. In recent years, the Chinese government implemented and enforced environmental protection policy and the drawbacks of the joint-back cooperative system impacted the production efficiency and management of Yangshuo, its traditional business of mining of lead, zinc and copper has been idled in recent years. Since there was a considerable amount of mineral resources particularly in lead-zinc tailing reserve, Yangshuo has been exploring business opportunities in the processing of lead-zinc tailings. At present, Yangshuo is in process of obtaining the mining certificate from governmental agencies.

During this transition period, Yangshuo made its building and land available for lease and entered into operating leases with individual and business lessees. The leases with individual lessees expire over the next 1 to 3 year(s) and the leases with commercial lessees expire over the next 2 to 4 years.